Lines of Credit and Long-Term Obligation	6 Months Ended	12 Months Ended
	Dec. 31, 2022	Jun. 30, 2022
Lines of Credit and Long-Term Obligation
Lines of Credit and Long-Term Obligation

Note 9: Lines of Credit and Long-Term Obligation

Line of Credit

The Company executed an amendment to its Credit Facility with Bank of America on January 24, 2022, (retroactive to January 1, 2022), to transition the interest rate benchmark from Libor to a Secured Overnight Financing Rate (SOFR). The effective interest rate on the revolver using SOFR for the six months ended December 31, 2022, was 4.76% (SOFR plus a spread of 2.11%). The effective interest rate for the six months ended December 31, 2021, was 2.34% (Libor rate plus 2%). All assets (with certain capitalized lease exceptions) and interest in assets of the Company are pledged as collateral under the Credit Facility.

The Credit Facility matures on September 29, 2023, with a variable annual interest rate equal to the higher of the Prime rate, Federal Funds rate plus .5% or Bank of America Libor rate plus 2%, up to January 1, 2022, and SOFR plus a spread of 2.11% going forward. On June 30, 2022, the Credit Facility with Bank of America was increased from $175 million to $225 million.

The Credit Facility contains certain financial covenants with which the Company is required to comply. Failure to comply with the financial covenants contained in the Credit Facility could result in an event of default. An event of default, if not cured or waived, would permit acceleration of any outstanding indebtedness under the Credit Facility. The Company obtained a waiver for non-compliance with one non-financial covenant related to its delivery of the monthly unaudited financial statements and compliance certificates for the periods pertaining to June 30, 2022, July 31, 2022, and August 31, 2022. These non-compliances resulted in events of default under the Revolving Credit Facility and accordingly, the Credit Facility was classified as a current liability as of June 30, 2022.

The Company failed to meet the Fixed Charge Coverage Ratio covenant requirement as of November 30, 2022, December 31, 2022, and January 31, 2023. The Company is in negotiations with its lender to obtain a waiver for non-compliance. We cannot provide any assurance that our lender will provide us with a waiver for the current event of default related to the non-compliance with the Fixed Charge Coverage Ratio, or any future instances of non-compliance. The Company has other debt in the amount of $8,252 that includes cross-default provisions with other debt. Accordingly, this debt is recorded as a current liability as of December 31, 2022, due to the Credit Facility being in default. The failure to maintain compliance with covenant requirements if not waived by our lender causes the outstanding borrowings to be in default and payable on demand which would have a material adverse effect on us and our ability to continue as a going concern.

Availability under the Credit Facility is limited by the Company’s borrowing base calculation, as defined in the Credit Agreement. In addition, there is a commitment fee of 0.25% for unused credit line with fees for the six months ended December 31, 2022, and 2021 of $60 thousand and $95 thousand, respectively. Availability as of December 31, 2022, was $48.3 million with an outstanding revolver balance of $176.7 million. Because of the event of default, the lenders are under no obligation to fund any loan, arrange for the issuance of any letter of credit, or grant any other accommodation to or for the benefit of the Company. Availability as of June 30, 2022, was $48 million with an outstanding revolver balance of $136 million.

Revolver Balance consists of the following at:

($ in thousands)	December 31, 2022	June 30, 2022
Bank of America Revolving Credit Agreement	$176,740	$136,176
Less: Deferred Finance Costs	(125)	(208)
Revolving Credit, Net	$176,615	$135,968

Note 8:Lines of Credit and Long-Term Obligation

Line of Credit

On June 30, 2022, the credit line with Bank of America was amended for the current period which ends September 29, 2023 and increased from $175 million to $225 million with a variable annual interest rate equal to the higher of the Prime rate, Federal Funds rate plus .5% or Bank of America SOFR rate plus 2.11% (Libor rate plus 2% is the prior agreement). As of June 30, 2022, the interest rate was 3.61% (SOFR 1.5% plus a spread of 2.11%). As of June 30, 2021, the interest rate was 2.25% (Libor .25% plus a spread of

2%) with borrowing above the contracted Libor at 4.25% (Base Rate 3.25% plus a spread of 1%). The weighted average interest rate on the revolver for fiscal years ended June 30, 2022 and 2021 was 2.5% and 4.15% respectively.

All assets (with certain capitalized lease exceptions) and interest in assets of the Company are pledged as collateral under the Credit Facility. In addition, the Credit Facility contains certain financial covenants with which the Company is required to comply. Failure to comply with the financial covenants contained in the Credit Facility could result in an event of default. An event of default, if not cured or waived, would permit acceleration of any outstanding indebtedness under the Credit Facility. As of June 30, 2022, the Company was in compliance with all financial covenants pertaining to the credit facility. The Company obtained a waiver for non-compliance with one non-financial covenant related to its delivery of the monthly unaudited financial statements and compliance certificates for the periods pertaining to June 30, 2022, July 31, 2022, and August 31, 2022. This non-compliance resulted in events of default under the Revolving Credit Facility. As a result of this non-compliance as of the June 30, 2022 balance sheet date and periods thereafter, the Company has classified the outstanding balance of the Revolving Credit Facility Net of $135,968 as a current liability as of June 30, 2022. The Company expects that it will comply with this non-financial covenant for a period of at least one year from the issuance of these financial statements.

Availability under the Credit Facility is limited by the Company’s borrowing base calculation, as defined in the Credit Agreement. In addition, there is a commitment fee of 0.25% for unused credit line with fees for year ended June 30, 2022, and 2021 of $100 thousand and $300 thousand, respectively. Availability at June 30, 2022, was $48 million with an outstanding revolver balance of $136 million. Availability on June 30, 2021 was $95 million with an outstanding revolver balance of $54 million.

Revolver Balance consists of the following at:

($ in thousands)	June 30, 2022	June 30, 2021
Bank of America Revolving Credit Agreement	$136,176	$53,955
Less: Deferred Finance Costs	(208)	(375)
Revolving Credit, Net	$135,968	$53,580

Seller Notes

As part of the acquisition described in Note 15, the Company issued an $8.5 million subordinated note payable effective September 2020 that matures in September 2022. Interest is incurred at an annual rate of 6%. After a $2.5 million early payment, there was $3.75 million outstanding in current and long-term liabilities on the consolidated balance sheet as of June 30, 2021. As of June 30, 2022, the Seller Note balance was paid in full.